Exhibit 10.6

Unless permitted under securities legislation, the holder of this security must not trade the security before the date that is 4 months and a day after the later of (i) FEBRUARY 17, 2012, and (ii) the date the issuer became a reporting issuer in any province or territory.

FOCUS CELTIC GOLD CORP.

CONVERTIBLE DEBENTURE

Date: February 17, 2012

ARTICLE 1
PRINCIPAL AND INTEREST

1.1	Promise to Pay

FOR VALUE RECEIVED, the undersigned, FOCUS CELTIC GOLD CORP., a corporation incorporated under the federal laws of Canada (the "Corporation"), hereby acknowledges itself indebted and promises to pay to HJG PARTNERSHIP (the "Holder"), as it may direct, on the Maturity Date (as hereinafter defined) or on such earlier date as the principal amount hereof may become due in accordance with the provisions hereof, as applicable, on presentation and surrender of this Debenture in accordance with the provisions hereof at the offices of the Corporation, the principal amount of THREE HUNDRED THOUSAND DOLLARS ($300,000) in lawful money of Canada (the "Principal Amount").

1.2	Interest

From and after the date hereof, interest ("Interest") shall accrue on the Principal Amount outstanding from time to time and on any accrued and unpaid Interest, any overdue Interest and any other monies due and payable hereunder, both before and after maturity, default or judgment, at an annual rate (the "Interest Rate") of ten percent (10%), accrued daily, compounded annually and payable at Maturity Date. The Interest payable, at the option of the Corporation, may be satisfied by issuing Common Shares at the Conversion Price if the Holder has exercised its conversion right hereunder.

1.3	Security

As continuing security for the due and timely payment by the Corporation of its Obligations hereunder, the Corporation hereby grants a security interest in and mortgages and charges to and in favour of the Holder all right, title and interest which the Corporation may be possessed of, entitled to or acquire now or hereafter, in and to all of the Properties.

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ARTICLE 2
DEFINITIONS, INTERPRETATIONS AND GENERAL PROVISIONS

2.1	Interpretation

In this Debenture, unless there is something in the subject matter or context inconsistent therewith:

(a)	"Business" means the business carried on by the Corporation;

(b)	"Business Day" means any day, other than Saturday, Sunday or any civic or statutory holiday in the City of Toronto, Ontario;

(c)	"Closing" means the issuance of the Debenture on the Closing Date;

(d)	"Closing Date" means the date hereof;

(e)	"Common Shares" means the common shares in the capital of the Corporation, as currently constituted, and any shares into which such common shares may be changed, converted, exchanged or reclassified from time to time;

(f)	"Conversion Price" means the lower of (i) a 25% discount to the RTO Price per Common Share, and (ii) $0.20 per Common Share, subject to adjustment as provided in Article 3;

(g)	"Date of Conversion" has the meaning given thereto in Section 3.2(b);

(h)	"Debenture" means this convertible debenture of the Corporation as same may be revised, restated, replaced or supplemented from time to time;

(i)	"Default" has the meaning attributed thereto in Section 7.1;

(j)	"Director" means a director of the Corporation from time to time and "Board of Directors" means the Board of Directors of the Corporation from time to time;

(k)	"GAAP" means generally accepted accounting principles applied in Canada and statements and interpretations (if applicable) issued by the Canadian Institute of Chartered Accountants, and as set out in its Handbook, applied on a consistent basis;

(l)	"Governmental Body" means any government, parliament, legislature, or any regulatory authority, agency, commission or board of any government, parliament or legislature, or any court or (without limitation to the foregoing) any other law, regulation or rule-making entity (including any central bank, fiscal or monetary authority or authority regulating banks), having or purporting to have jurisdiction in the relevant circumstances, or any Person acting or purporting to act under the authority of any of the foregoing (including any arbitrator);

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(m)	"Holder" has the meaning ascribed thereto in Section 1.1 above;

(n)	"Indebtedness" means with respect to the Corporation, at a particular date, indebtedness of the Corporation which would in accordance with GAAP, be classified upon a balance sheet (and the notes thereto) of the Corporation, as at such date, as liabilities (absolute or contingent) of the Corporation;

(o)	"Interest" has the meaning ascribed thereto in Section 1.2;

(p)	"Interest Rate" has the meaning ascribed thereto in Section 1.2;

(q)	"Law" means, in respect of any Person, property, transaction or event, all applicable laws, statutes, rules, by-laws (including zoning by-laws) and regulations, and all applicable official directives, orders, judgments and decrees, consents, exemptions, approvals, licences, guidelines and policies of any Governmental Body (whether or not having the force of law) relating to such Person, property, transaction or event, whether applicable in Canada or any other jurisdiction;

(r)	"Maturity Date" means the date that is the earlier of (i) 6 months from the date of this Debenture, and (ii) the Business Day immediately preceding the closing of the RTO;

(s)	"Obligations" means all indebtedness, liabilities and obligations (whether direct, indirect, absolute, contingent or otherwise) of the Corporation from time to time, under or in respect of this Debenture;

(t)	"Person" means an individual, natural person, partnership, corporation, joint stock company, trust, unincorporated association, joint venture, government, Governmental Body or any other entity, whether acting in an individual, fiduciary or other capacity, state or political subdivision thereof or any agency of such state or subdivision;

(u)	"Principal Amount" has the meaning ascribed thereto in Section 1.1;

(v)	"Properties" means (i) all personal property and chattels used in connection with the Business, and (ii) the rights and titles to the mineral properties of the Corporation listed on Schedule “A” hereof;

(w)	"RTO" means the proposed reverse take-over by the Corporation of Pacific Orient Capital Inc. or any such similar going public transaction undertaken by the Corporation prior to the Maturity Date;
(x)	"RTO Price" means the price per Common Share in respect of the proposed private placement financing of the Corporation to close immediately before or concurrently with the closing of the RTO;

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(y)	"Securities" means any equity security, or any option, warrant or other right to subscribe for, or purchase, or otherwise acquire, any equity security; and

(z)	"Securities Act" means the Securities Act (Ontario), as amended, replaced or supplemented from time to time.
2.2	Plurality and Gender

Words importing the singular number only shall include the plural and vice versa and words importing the masculine gender shall include the feminine gender and words importing Persons shall include firms and corporations and vice versa.

2.3	Headings, etc.

The division of this Debenture into Articles, Sections, Subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Debenture. The terms "this Debenture", "hereof', "herein", "hereunder" and similar expressions refer to this Debenture as a whole, and not to any particular article, section, subsection, paragraph or subparagraph hereof. References to an "Article", "Section", "Subsection", "paragraph" or "Schedule" are references to an Article, Section, Subsection, paragraph or Schedule of this Debenture.

2.4	Day Not a Business Day

In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken at or before the requisite time on the next succeeding day that is a Business Day.

2.5	Reference to Law

Reference herein to any Law means such Law as amended, modified, codified or re-enacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder.

2.6	Currency

Unless otherwise indicated, any reference in this Debenture to "Dollars", "dollars" or the sign "$" shall be deemed to be a reference to lawful money of Canada. Any conversion of an amount into another currency which is required to be effected in connection with the conversion of any Principal Amount or Interest hereunder shall be effected at the noon exchange rate quoted by the Bank of Canada on the applicable Date of Conversion.

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ARTICLE 3
CONVERSION

3.1	Conversion Privilege

The Holder shall have the right at any time after the date hereof to convert the Principle Amount outstanding on the date thereof (including any accrued but unpaid Interest), or any portion thereof, into Common Shares at the Conversion Price.

3.2	Manner of Exercise of Right to Convert
(a)	If the Holder wishes to convert this Debenture, in whole or in part, into Common Shares pursuant to Section 3.1, it shall surrender this Debenture to the Corporation, together with the Conversion Form set forth in Schedule "B" hereto (the "Conversion Form"), duly executed by the Holder, irrevocably exercising its right to convert this Debenture, or such portion thereof, in accordance with the provisions of this Article 3. Upon surrender of this Debenture (together with the Conversion Form), the Holder or its nominee or assignee shall be entitled to be entered in the books of the Corporation as at the Date of Conversion as the holder of the number of Common Shares into which this Debenture, or portion thereof, is convertible in accordance with the provisions hereof and, as soon as practicable thereafter, the Corporation shall deliver or cause to be delivered to such Holder or, subject as aforesaid, its nominee, participant or assignee, a certificate for such Common Shares and, if applicable, a cheque for any amount payable under Section 3.5 in respect of fractional shares.

(b)	For the purposes hereof, the date of conversion of this Debenture (the "Date of Conversion") shall be deemed to be the date on which it is surrendered in accordance with the provisions hereof and, if this Debenture is surrendered by mail or other means of delivery, the date on which it is received by the Corporation during regular business hours on a Business Day.

(c)	If only part of the Principal Amount outstanding is converted by the Holder, in accordance with Article 3, upon surrender of this Debenture to the Corporation, the Corporation shall cancel the same and shall, without charge, forthwith certify and deliver to the Holder a new Debenture in the aggregate Principal Amount equal to the unconverted part of the Principal Amount of this Debenture.

(d)	Upon surrender of this Debenture for conversion in accordance with this Section 3.2, the Holder will be entitled to receive that number of Common Shares equal to the sum of (i) the quotient obtained when the sum of the aggregate Principal Amount plus accrued Interest to be converted is divided by the Conversion Price.

(e)	Common Shares issued upon conversion of this Debenture in accordance with the terms hereof shall be entitled to all rights and privileges accorded to holders of record of Common Shares on and after the Date of Conversion, from which date they will for all purposes be and be deemed to be issued and outstanding as fully paid and non-assessable Common Shares.
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3.3	Automatic Conversion

Absent written notice to the contrary delivered by the Holder to the Corporation, the Principal Amount outstanding and all accrued and unpaid Interest will be automatically converted into Common Shares at a conversion price equal to the Conversion Price then in effect immediately prior to the time of closing of the RTO.

3.4	Adjustment Provisions

The Conversion Price will be subject to adjustment in the events and in the manner following:

(a)	If and whenever at any time prior to the Maturity Date, the Corporation:
(i)	subdivides or redivides any outstanding Common Shares into a greater number of Common Shares;
(ii)	reduces, combines or consolidates any outstanding Common Shares into a smaller number of Common Shares; or
(iii)	issues Common Shares or any securities convertible into or exchangeable for Common Shares to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend;

(any of such events in Section 3.4(a) (i) , 3.4 (a) (ii) or 3.4 (a) (iii) being called a "Share Reorganization"), the Conversion Price will be adjusted by multiplying the Conversion Price by a fraction, the numerator of which is the number of Common Shares outstanding on the record date or effective date of such Share Reorganization and the denominator of which is the total number of Common Shares outstanding immediately after such record date or effective date (including, in the case where securities convertible into or exchangeable for Common Shares are distributed pursuant to Section 3.4 (a) (iii) , the number of Common Shares that would have been outstanding had all such securities been converted into or exchanged for Common Shares on such record date or effective date). Such adjustment will be made successively whenever any event referred to in this Section 3.4 occurs;

(b)	In any case in which the provisions hereof requires that an adjustment shall become effective immediately after a record date for an event referred to herein, the Corporation may defer, until the occurrence of such event, issuing to the Holder converting after such record date and before the occurrence of such event, the additional Securities issuable upon such conversion by reason of the adjustment required by such event before giving effect to such adjustment, provided, however, that the Corporation will deliver to the Holder an appropriate instrument evidencing the Holder's right to receive such additional Securities upon the occurrence of the event requiring such adjustment and, subject to completion of such event, the right to receive any distributions made on such additional Securities declared in favour of holders of record of Securities on and after the Maturity Date or such later date as the Holder would, but for the provisions of this Section 3.4 (b) , have become the holder of record of such additional Securities hereunder;

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(c)	The adjustments provided for herein are cumulative and will apply to successive subdivisions, redivisions, reductions, combinations, consolidations, distributions, issues or other events resulting in any adjustment under the provisions hereof, provided that, notwithstanding any other provision hereof but excluding adjustments made pursuant to Sections 3.4 , no adjustment of the Conversion Price will be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Conversion Price then in effect; and

(d)	In the event of any question arising with respect to the adjustments provided herein, such question will be conclusively determined by the Corporation's auditors who shall have access to all necessary records of the Corporation and such determination will be binding upon the Corporation and the Holder.
3.5	No Requirement to Issue Fractional Shares

The Corporation shall not issue fractional Common Shares upon the conversion of this Debenture. If any fractional interest in a Common Share would, except for the provisions of this Section 3.5 , be deliverable upon the conversion of any Principal Amount of this Debenture (or in respect of any accrued but unpaid Interest), the Corporation shall, in lieu of delivering any certificate of such fractional interest, satisfy such fractional interest by paying to the Holder of such surrendered Debenture an amount in lawful money of Canada equal to an identical fraction of the Conversion Price of the Common Shares on the Date of Conversion, provided that such fractional interest has a value in excess of Five Dollars ($5.00).

3.6	Corporation to Reserve Shares

The Corporation covenants that it will at all times reserve and keep available out of its authorized Common Shares (if the number thereof is or becomes limited) solely for the purpose of issue upon conversion of this Debenture such number of Common Shares as shall then be issuable upon the conversion of this Debenture. All Common Shares which shall so be issuable shall be duly and validly issued, fully paid and non-assessable.

ARTICLE 4
CONDITIONS PRECEDENT

4.1	Conditions Precedent

The Holder shall not be obligated to accept this Debenture unless and until the following conditions precedent have been fulfilled to the Holder's satisfaction, acting reasonably, which conditions are for the sole and exclusive benefit of the Holder, and notwithstanding anything to the contrary, which may be waived in writing by Holder in its sole discretion:

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(a)	Debenture. The Corporation shall have delivered to the Holder, in form and substance satisfactory to Holder, this Debenture and any and all other ancillary documents reasonably required by the Holder in connection herewith.
(b)	Bonus Warrants. In consideration for the Holder making available to the Corporation funds in the Principal Amount, the Corporation shall have issued to the Holder, or as otherwise directed by the Holder:
(i)	1,000,000 Common Share purchase warrants exercisable until the earlier of (A) twenty-four months from the closing of the RTO, and (B) December 31, 2014 at an exercise price per Common Share equal to the lower of (A) $0.30, and (B) the RTO Price (provided that if no RTO Price has been determined at the time of exercise, the exercise price shall be $0.30); and
(ii)	333,333 Common Share purchase warrants exercisable until the earlier of (A) twenty-four months from the closing of the RTO, and (B) December 31, 2014 at an exercise price per Common Share equal to $0.45.
(c)	Representations, Warranties and Covenants. The representations and warranties of the Corporation shall be true, accurate, complete and correct as of the Closing Date and the Corporation shall have complied with all covenants and agreements set forth herein, to the extent that the covenants can be complied with as of Closing Date.

ARTICLE 5
REPRESENTATIONS AND WARRANTIES

5.1	Representations and Warranties of the Corporation

The Corporation hereby represents and warrants as follows to the Holder and acknowledges that the Holder is relying upon such representations and warranties:

(a)	Due Incorporation. The Corporation is duly incorporated and existing under the federal laws of Canada. The Corporation has all necessary corporate power and authority to own its properties and assets and to carry on its Business and is duly licensed or registered or otherwise qualified to do business in all jurisdictions in which it carries on business and is in good standing in all such jurisdictions.
(b)	Power. The Corporation has full power and capacity to enter into, deliver and perform its obligations hereunder and all other instruments contemplated hereunder.
5.2	Representations and Warranties of the Holder

The Holder hereby represents and warrants to the Corporation, and acknowledges that the Corporation is relying thereon in connection with transactions contemplated herein, that: (a) the Holder is acquiring the Debentures as principal for its own account and not for the benefit of any other Person; (b) the issuance of this Debenture and the Common Shares issued upon conversion thereof to the Holder does not and will not contravene any securities legislation to which the Holder is subject and does not and will not trigger any obligation on the part of the Corporation to prepare and file a prospectus or similar document or any registration obligation on the part of the Corporation; and (c) the Holder is resident in Ontario and is an "accredited investor" under the applicable securities laws of Ontario.

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5.3	Survival of Representations and Warranties

The representations and warranties contained in Sections 5.1 and 5.2 shall survive the execution and delivery of this Debenture and continue until the Obligations have been indefeasibly repaid in full.

ARTICLE 6
COVENANTS OF THE CORPORATION

6.1	Positive Covenants

The Corporation covenants and agrees with the Holder as follows:

(a)	Payment of Obligations. The Corporation will duly and punctually pay, or cause to be paid, to the Holder the Obligations at the times and places and in the manner provided for herein.
(b)	Existence. The Corporation will do or cause to be done all such things as are necessary to maintain its corporate existence in good standing, to ensure that it has at all times the right and is duly qualified to conduct its business and to obtain and maintain all rights, privileges and franchises necessary for the conduct of its business.
(c)	Notice of Default in this Debenture. The Corporation shall give to the Holder, prompt written notice of any Default hereunder.
(d)	Notice of Conversion. The Corporation shall give to the Holder not less than 30 days’ notice of any event requiring the Holder to convert all or any portion of the Debentures.
(e)	Approvals. The Corporation will use its best efforts to obtain all consents and approvals, under any applicable Laws to which it is subject that are required in order to comply with the provisions of this Debenture.

ARTICLE 7
DEFAULT AND CONSEQUENCES

7.1	Events of Default

The happening of any of the following events or conditions shall constitute an event of default ("Default") hereunder:

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(a)	Failure to Pay Principal Amount. If the Corporation makes default in payment of the Principal Amount on the Maturity Date or when the same otherwise becomes due under any provision hereof;
(b)	Default in Other Covenants. In the case of any other obligation hereunder, if there is any default or failure in the observance or performance of any other act hereby required to be done or any other covenant or condition hereby required to be observed or performed and such breach is not remedied within 30 days after receipt of written notice from the Holder;
(c)	False Representations, etc. If any representation, warranty, certificate, statement or report made or given herein or otherwise in connection hereunder is false or erroneous or misleading in any material respect;
(d)	Voluntary Proceedings. If the Corporation makes a general assignment for the benefit of creditors, or any proceedings or filing is instituted or made by the Corporation seeking relief on its behalf as debtor, or to adjudicate it to a bankrupt or insolvent, or seeking liquidation, winding-up, reorganization, arrangement, adjustment of it or its debts under any Law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its properties or assets; or the Corporation takes any corporate action to authorize any of the actions set forth in this Section 7.1 (d);

(e)	Involuntary Proceedings. If any notice of intention is filed or any proceeding or filing is instituted or made against the Corporation in any jurisdiction seeking to have an order for relief entered against it as debtor or to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding-up, reorganization, arrangement, adjustment or composition of it or its debts under any Law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its properties or assets or seeking possession, foreclosure or retention, or sale or other disposition of, or other proceedings to enforce security over, all or a substantial part of the assets of the Corporation unless the same is being contested actively and diligently in good faith by appropriate and timely proceedings and is dismissed, vacated or stayed within fourteen (14) days of institution thereof;
(f)	Receiver, etc. If a receiver, liquidator, trustee, sequestrator or other officer with like powers is appointed with respect to, or an encumbrancer takes possession of, or forecloses or retains, or sells or otherwise disposes of, or otherwise proceeds to enforce security over all or a substantial part of the properties or assets of the Corporation or gives notice of its intention to do so;
7.2	Acceleration on Default

Upon the occurrence of a Default, (i) all Obligations (including in respect of the Principal Amount outstanding) shall, at the option of the Holder and upon written notice thereof to the Corporation, become forthwith due and payable and all of the rights and remedies hereby conferred shall become immediately enforceable, and (ii) the automatic conversion provision in Section 3.3 hereof shall be terminated.

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ARTICLE 8
GENERAL MATTERS

8.1	General Interest Provisions

Notwithstanding any other provision of this Debenture, in no event shall the aggregate "interest" (as that term is defined in Section 347 of the Criminal Code (Canada)) paid or payable pursuant to this Debenture exceed the effective annual rate of interest on the "credit advanced" (as defined therein) lawfully permitted under Section 347 of the Criminal Code (Canada). The effective annual rate of interest shall be determined in accordance with generally accepted actuarial practices and principles over the term of the Debenture, and in the event of a dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by the Holder will be conclusive for the purposes of such determination. If at any time the implementation of any provision hereof results in a payment or an obligation to make a payment in contravention of this Subsection 8.1 , the amount of the excess shall be applied as a partial prepayment of principal and the obligation to make such excess payment shall be deemed a severable obligation. The Corporation represents and warrants to the Holder that it has not incurred, and will not incur, any charges or expenses pursuant to this Debenture which may be considered to be "interest" in an aggregate amount which is in contravention of Section 347 of the Criminal Code (Canada). A certificate of an authorized signing officer of the Holder as to each amount and/or each rate of interest payable hereunder from time to time shall, in the absence of manifest error, be conclusive evidence of such amount and of such rate.

8.2	Notice to the Corporation and the Holder

Any notice to be given to the Corporation or the Holder shall be in writing and shall be deemed to be validly given if such notice is delivered personally or sent by prepaid registered mail, addressed as follows:

(a)	if to the Corporation, at:

Focus Celtic Gold Corporation
288 Spadina Road
Toronto, Ontario M5P 2V7

Attention: Grant White

With a copy to:

Heenan Blaikie LLP

333 Bay Street, Bay Adelaide Centre

Suite 2900

Toronto, Ontario M5H 2T4

Attention: Corey MacKinnon

Facsimile: 416-360-8425

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(b)	if to the Holder, at:

HJG Partnership

3845 Bathurst Street, Suite 202

Toronto, ON M3H 3N2

Attention: Howard Fialkov

Notice of change of address shall also be governed by this Section. Any notice so given by personal delivery shall be deemed to have been given when received by the Corporation or the Holder, and by prepaid registered mail shall be deemed to have been received by the Corporation or the Holder on the third (3rd) Business Day after the day of such mailing and any notice so given by facsimile transmission shall be deemed to have been received by the Corporation or the Holder when the appropriate confirmation of receipt of transmission is received during normal business hours, failing which notice shall be deemed to be received the next Business Day.

8.3	Replacement of Debenture

If the Debenture shall become mutilated or be lost, stolen or destroyed and in the absence of notice that the Debenture has been acquired by a bona fide purchaser, the Corporation in its discretion may issue a new Debenture upon surrender and cancellation of the mutilated Debenture, or, in the event that a Debenture is lost, stolen or destroyed, in lieu of and in substitution for the same, and the substituted debenture shall be in the form hereof and the Holder shall be entitled to benefits hereof. In case of loss, theft or destruction, the Holder shall furnish to the Corporation such evidence of such loss, theft or destruction as shall be satisfactory to the Corporation in its discretion acting reasonably together with an indemnity in form and substance mutually acceptable to the Corporation and the Holder, each acting reasonably. The applicant shall pay reasonable expenses incidental to the issuance of any such new Debenture.

8.4	Legends

This Debenture, the Common Share purchase warrants and the certificates representing Common Shares issued upon conversion of each of the foregoing and any new Debentures and certificates issued in exchange therefor or in substitution thereof shall bear such legends as required by applicable securities laws of Canada.

8.5	Successors and Assigns

This Debenture shall enure to the benefit of the Holder and its successors, participants and assigns and shall be binding upon the Corporation and its successors.

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8.6	Assignment

This Debenture is non-negotiable and the Holder covenants and agrees that it cannot, and shall not, transfer, sell, assign or pledge this Debenture, without the prior written consent of the Corporation, acting reasonably, provided that the Holder may transfer this Debenture to an affiliated company (as such term is defined in the Securities Act) in respect of which it is non-arm’s length, provided that such affiliated company satisfies the representations and warranties set forth in Section 5.2 at the time of such transfer (and thereafter, to the extent required in Section 5.2 ) as if it were the Holder. The Holder acknowledges and agrees that any transfer, sale, assignment or pledging of this Debenture by it shall comply with the provisions of the Securities Act or such other regulatory authority having jurisdiction.

8.7	Invalidity of Provisions

Each of the provisions contained in this Debenture is distinct and severable and a declaration of invalidity or unenforceability of any such provision by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision hereof or thereof.

8.8	Governing Law

This Debenture shall be governed by and construed, interpreted and performed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

8.9	Time of Essence

Time shall be of the essence of this Debenture and a forbearance by the Holder of the strict application of this provision shall not operate as a continuing or subsequent forbearance.

8.10	No Waiver

No failure or delay by the Holder in exercising any right, power or privilege under this Debenture shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

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IN WITNESS WHEREOF, the Corporation has caused this Debenture to be executed by its duly authorized officer as of the date first written above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FOCUS CELTIC GOLD CORP.

By:	/s/ Grant R. White
Authorized Signing Officer

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Schedule ‘a’

PROPERTIES

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Schedule ‘b’

CONVERSION FORM

TO: FOCUS CELTIC GOLD CORP.

All terms used herein but not defined shall have the meanings ascribed thereto in the within Debenture.

Pursuant to Article 3 of the Debenture, the undersigned registered Holder hereby irrevocably elects to convert the Principal Amount of $__________ and/or $__________ of accrued Interest into __________ Common Shares in accordance with the terms of the Debenture, at the Conversion Price in the case of Principal Amount, or in the case of accrued Interest, and directs that the Common Shares issuable and deliverable upon the conversion be issued and delivered to the person indicated below.

(If Common Shares are to be issued in the name of a person other than the Holder, all requisite transfer taxes must be tendered by the undersigned).

Print name in which Common Shares issued on conversion are to be issued, delivered and registered:

Name:___________________________________________

__________________________________________

Address     (City, Province and Postal Code)

DATED this _____ day of ________, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

[HOLDER]

By:	c/s
Name: Title